UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 24, 2026
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JUSHI HOLDINGS INC.
(Exact name of registrant as specified in its charter)
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British Columbia (State or other jurisdiction of incorporation or organization)	000-56468 (Commission File Number)	98-1547061 (I.R.S. Employer Identification Number)

301 Yamato Road, Suite 3250 Boca Raton, FL (Address of Principal Executive Offices)	33431 (Zip Code)

(561) 617-9100 (Registrant's telephone number, including area code
Not Applicable (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 24, 2026, Jushi Holdings Inc. (the “Company”) held its 2026 Annual General and Special Meeting of Shareholders (the “Meeting”). As of the record date of May 8, 2026 (the “Record Date”), there were 199,696,597 subordinate voting shares, no par value (“Subordinate Voting Shares”), 0 multiple voting shares, 0 super voting shares and 0 preferred shares of the Company outstanding and entitled to vote at the Meeting. Of the total Subordinate Voting Shares outstanding as of the Record Date, 94,457,515 Subordinate Voting Shares, or 47.301%, were represented in person or by proxy at the Meeting.

At the Meeting, the following proposals were submitted to a vote of the Company’s stockholders, with the final voting results indicated below:

Proposal 1. The Company's shareholders set the number of directors that shall constitute the board of directors of the Company (the "Board") at five:

For	Against	Broker Non-Votes
93,621,122 (99.115%)	836,251 (0.885%)	142

Proposal 2. The Company's shareholders elected the following five directors to hold office for a term expiring at the 2027 annual meeting of shareholders and until their respective successors are duly elected and qualified:

Name of Directors Elected	For	Withhold	Broker Non-Votes
James A. Cacioppo	48,988,841 (98.431%)	780,649 (1.569%)	44,688,025
Benjamin Cross	49,006,681 (98.467%)	762,809 (1.533%)	44,688,025
Stephen Monroe	49,005,814 (98.466%)	763,676 (1.534%)	44,688,025
Marina Hahn	49,370,945 (99.199%)	398,545 (0.801%)	44,688,025
Billy Wafford	49,412,483 (99.283%)	357,007 (0.717%)	44,688,025

Proposal 3. The appointment of Macias Gini & O'Connell LLP as auditors for the Company was ratified and the Company's shareholders authorized the Board to fix the auditors' remuneration and set the terms of engagement:

For	Withheld
93,040,855 (98.500%)	1,416,660 (1.500%)

Proposal 4. The Company’s shareholder passed a special resolution, the full text of which is set forth in Appendix A to the Management Information Circular and Proxy Statement for the Meeting (the “Circular”), to approve a plan of arrangement under Section 288 of the Business Corporations Act (British Columbia) involving, among other things, the continuance and domestication of the Company from the laws of British Columbia, Canada to the laws of the State of Nevada in the United States, as more particularly described in the Circular:

For	Against	Abstain	Broker Non-Votes
49,096,864 (98.649%)	587,188 (1.180%)	85,438 (0.172%)	44,688,025

Item 8.01. Other Events.
On June 24, 2026, the Company issued a press release announcing the results of the Meeting, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

The information disclosed pursuant to this Item 8.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Jushi Holdings Inc., dated June 24, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUSHI HOLDINGS INC.
Date: June 24, 2026	By:	/s/ Jon Barack
Jon Barack
President, Chief Revenue Officer and Corporate Secretary